UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2005 (December 18, 2005)

FPL GROUP, INC.

FLORIDA POWER & LIGHT COMPANY
(Exact name of registrants as specified in their charters)

Florida	1-8841 2-27612	59-2449419 59-0247775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Universe Boulevard, Juno Beach, Florida		33408
(Address of principal executive offices)		(Zip Code)

Registrants' telephone number, including area code: (561) 694-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(A) MERGER AGREEMENT

On December 18, 2005, FPL Group, Inc. (the “Company”) entered into an agreement and plan of merger (the “Merger Agreement”) with Constellation Energy Group, Inc. (“Constellation Energy”) and Constellation Energy’s wholly owned subsidiary, CF Merger Corporation (“Merger Sub”), whereby Merger Sub will merge with and into the Company (the “Merger”), with the Company as the surviving corporation. Immediately prior to the Merger, Constellation Energy will effect a stock split whereby each outstanding share of Constellation Energy common stock will be converted into 1.444 shares of Constellation Energy common stock. At the effective time of the Merger and immediately following the Constellation Energy stock split, each outstanding share of Company common stock (other than shares owned by the Company or Constellation Energy) will be converted into the right to receive one share of Constellation Energy common stock.

The Merger Agreement includes customary representations, warranties and covenants by the respective parties. Consummation of the Merger is subject to customary closing conditions, including the affirmative vote of holders of a majority of the outstanding shares of each of the Company and Constellation Energy, the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, approvals by public service or utility commissions of specified states and approvals from the Federal Energy Regulatory Commission and the Nuclear Regulatory Commission.

The Merger Agreement contains certain termination rights for the Company and Constellation Energy and further provides that, upon termination of the Merger Agreement under specified circumstances, either party may be required to pay a termination fee. In the event a termination fee is payable by Constellation Energy to the Company, it will equal $425,000,000. In the event a termination fee is payable by the Company to Constellation Energy, it will equal $650,000,000.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as exhibit 2.1.

(B) EMPLOYMENT ARRANGEMENTS AND AGREEMENTS

1. Amendments to Executive Retention Employment Agreements

Effective December 18, 2005, the Executive Retention Employment Agreements between the Company and each of Moray P. Dewhurst, Robert H. Escoto, Lewis Hay, III, Robert L. McGrath, Armando J. Olivera, James L. Robo, Antonio Rodriguez, John A. Stall and Edward F. Tancer were amended. The amendments provide that the execution and delivery of the Merger Agreement and the approval and consummation of the transactions contemplated by the Merger Agreement will not constitute a change in control or a potential change in control for purposes of the Executive Retention Employment Agreements and that the Executive Retention Employment Agreements will not become effective in connection with or as a result of any of such events.  In the case of Lewis Hay, III such amendment is not rescindable, and Mr. Hay has agreed that the approval and consummation of the transactions contemplated by the Merger Agreement will not constitute a change in control or a potential change in control for purposes of his Executive Retention Employment Agreement.  Each other executive may rescind his amendment to his Executive Retention Employment Agreement if, within two years (for Messrs. Rodriguez and Stall) or three years (for Messrs. Dewhurst, Escoto, McGrath, Olivera, Robo and Tancer) after the date of the consummation of the transactions contemplated by the Merger Agreement (the “Closing Date”), he is terminated without cause, certain material terms and conditions of his employment are adversely changed or Mr. Hay is no longer Chief Executive Officer. In the event that an executive rescinds his amendment, and provided that a change in control has occurred under the terms of such executive’s Executive Retention Employment Agreement (generally, for Messrs. Dewhurst, Olivera, Robo, Rodriguez and Stall, a change in control occurs if, among other things, the Company’s voting securities outstanding immediately following the transaction do not represent more than 60% of the voting power of the Company or its ultimate parent company, and for Messrs. Escoto, McGrath and Tancer, a change in control occurs if, among other things, the Company’s voting securities outstanding immediately following the transaction do not represent more than 55% of the voting power of the Company or its ultimate parent company), the executive will generally be entitled to all protections under his Executive Retention Employment Agreement that would have been in place immediately following the change in control in the absence of the amendment. Specifically, the executive will be entitled to (a) automatic acceleration of a portion of his equity-based awards in accordance with the terms of his Executive Retention Employment Agreement and (b) if he rescinds the amendment because he has been terminated without cause or if he is or becomes entitled to resign for good reason following rescission and he elects to terminate his employment, he will be entitled to the cash severance and other post-termination benefits set forth in his Executive Retention Employment Agreement.

The amendment to each Executive Retention Employment Agreement also provides that the executive and the Company agree to mutually cooperate and negotiate in good faith to make such amendments to the terms of the Executive Retention Employment Agreement, as necessary in the reasonable judgment of each of the Company and the executive, to avoid the imposition of penalties and additional taxes under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). Insofar as is possible without the incurrence of any expenses by the Company not contemplated under the Executive Retention Employment Agreements as in effect on December 15, 2005, the applicable executive will be provided with payments and benefits under the Executive Retention Employment Agreements, as amended, that are substantially economically equivalent to the payments and benefits that would be payable to the executive absent both the amendment and the requirements of Section 409A of the Code.

2. Amendment to Employment Agreement, dated as of February 25, 2005, between Lewis Hay, III, and the Company

Effective December 18, 2005, the Employment Agreement, dated as of February 25, 2005, between Lewis Hay, III, and the Company (the “Employment Agreement”), was amended. Pursuant to the amendment, “Corporation”, for purposes of the Employment Agreement, will be defined as the Company, or the ultimate parent entity of the Company, in the event that any entity directly or through one or more subsidiaries holds 50% or more of the outstanding voting stock of the Company.

(C) RETENTION PLAN

Effective December 18, 2005, the Company established the FPL Group, Inc. Employee Retention Bonus Plan (the “Plan”) to provide certain employees of the Company and its affiliates with an incentive to remain in the employment of the Company or an affiliate through and after the Closing Date. Under the Plan, participants shall be entitled to bonuses in amounts ranging from one times base pay to two times the sum of base pay and average annual incentive compensation. A participant will generally be entitled to 50% of his or her retention bonus if he or she remains employed by the Company or an affiliate through the Closing Date and the other 50% of his or her retention bonus if he or she remains employed by the Company or an affiliate through the first anniversary of the Closing Date. Different payment provisions apply in the event of death, disability or termination of employment without cause before the first anniversary of the Closing Date. In order for any executive officer to participate in the Plan, the Compensation Committee must approve such participation.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

In connection with the Merger Agreement, the Company and ComputerShare Investor Services, LLC, a Delaware limited liability company, as successor to EquiServe Trust Company, N.A., a national banking association (the "Rights Agent"), entered into an Amendment to the Rights Agreement dated as of December 18, 2005 (the "Rights Amendment"), amending the Rights Agreement (the "Rights Agreement") dated as of July 1, 1996 and amended thereafter, between the Company and the Rights Agent in order to, among other things, amend the Rights Agreement to provide that it shall not apply to the Merger or the other transactions contemplated by the Merger Agreement.

The foregoing description of the Rights Amendment is qualified in its entirety by reference to the full text of the Rights Amendment, which was attached as Exhibit 5 to the Form 8-A/A filed by the Company on December 19, 2005 and is incorporated herein by reference.

*  * *

ADDITIONAL INFORMATION

This communication is not a solicitation of a proxy from any security holder of FPL Group or Constellation Energy. Constellation Energy intends to file with the Securities and Exchange Commission (“SEC”) a registration statement that will include the joint proxy statement/prospectus of Constellation Energy and FPL Group and other relevant documents to be mailed to security holders in connection with the proposed transaction. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FPL GROUP, CONSTELLATION ENERGY AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to security holders of FPL Group and Constellation Energy seeking approval of the proposed transaction. Investors will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC's website, www.sec.gov. In addition, a copy of the joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from FPL Group, 700 Universe Blvd., Juno Beach, FL 33408, Attention: Investor Relations, or from Constellation Energy, Shareholder Services, 750 East Pratt St., Baltimore, MD 21202.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN SOLICITATION

FPL Group, Constellation Energy and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding FPL Group’s directors and executive officers is available in the proxy statement filed with the SEC by FPL Group on April 5, 2005, and information regarding Constellation Energy’s directors and executive officers is available in its proxy statement filed with the SEC by Constellation Energy on April 13, 2005. Information regarding J. Brian Ferguson, a director of FPL Group elected since the date of the filing of the 2005 definitive proxy statement can be found in FPL Group’s filing on Form 10-Q, dated August 4, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

FORWARD-LOOKING STATEMENTS

This document includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, for example, statements regarding benefits of the proposed merger, the likelihood and timing of the closing of the proposed merger, integration plans and expected synergies, anticipated future financial and operating performance and results, including estimates for growth. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as will likely result, are expected to, will continue, is anticipated, believe, could, estimated, may, plan, potential, projection, target, outlook) are not statements of historical facts and may be forward-looking. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include, for example, the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of FPL Group or Constellation Energy stockholders to approve the transaction; the risk that the businesses will not be integrated successfully or that anticipated synergies will not be achieved or will take longer to achieve than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees, suppliers or governmental entities; unexpected transaction costs or liabilities; economic conditions; and other specific factors discussed in documents filed with the SEC by both FPL Group and Constellation Energy. These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Constellation Energy will file with the SEC in connection with the proposed merger. Additional factors that may affect the future results of FPL Group or Constellation Energy are set forth in their respective filings with the SEC. Investors and security holders may obtain free copies of these documents at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by FPL Group at www.fplgroup.com/investors.  Investors and security holders may obtain free copies of the documents filed by Constellation Energy at www.constellation.com/investors. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Neither FPL Group nor Constellation Energy undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this document.

ITEM 8.01 OTHER EVENTS

On December 19, 2005, the Company issued a press release announcing the execution of the Merger Agreement. The press release is attached as exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 18, 2005, among FPL Group, Inc., Constellation Energy Group, Inc. and CF Merger Corporation.
4.1
Amendment to the Rights Agreement dated as of December 18, 2005, between FPL Group, Inc. and ComputerShare Investor Services, LLC as the Rights Agent (filed as Exhibit 5 to the Form 8-A/A filed by the Company on December 19, 2005 and incorporated by reference herein).

99.1	Press Release dated December 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

FPL GROUP, INC., FLORIDA POWER & LIGHT COMPANY
Date: December 19, 2005	By:	/s/ Edward F. Tancer
Name: Edward F. Tancer
Title: Vice President and General Counsel of FPL Group, Inc. Senior Vice President and General Counsel of Florida Power & Light Company

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 18, 2005, among FPL Group, Inc., Constellation Energy Group, Inc. and CF Merger Corporation.
4.1
Amendment to the Rights Agreement dated as of December 18, 2005, between FPL Group, Inc. and ComputerShare Investor Services, LLC as the Rights Agent (filed as Exhibit 5 to the Form 8-A/A filed by the Company on December 19, 2005 and incorporated by reference herein).

99.1	Press Release dated December 19, 2005.